UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2016

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting (defined in Item 5.07), as discussed in Item 5.07 (Proposal 4) in this Current Report on Form 8-K, the stockholders approved the proposed amendments to the Company’s Amended and Restated Certificate of Incorporation to be consistent with the interpretation of Section 141(k) of the Delaware General Corporation Law. The amendments became effective on May 19, 2016 upon filing of a certificate of amendment with the Secretary of State of Delaware. The foregoing description of such amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Second Amendment to Amended and Restated Certificate of Incorporation of Dr Pepper Snapple Group, Inc., attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 19, 2016, Dr Pepper Snapple Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034. The matters voted upon at the Annual Meeting and the results of the votes cast on such matters are set forth below:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders approved the election of the following directors — David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M Roché, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak, and Larry D. Young— to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
David E. Alexander	149,097,675	97,023	72,386	8,492,864
Antonio Carrillo	148,933,125	237,105	96,854	8,492,864
Pamela H. Patsley	147,544,053	1,648,313	74,718	8,492,864
Joyce M. Roché	148,515,286	677,949	73,849	8,492,864
Ronald G. Rogers	148,167,707	1,026,071	73,306	8,492,864
Wayne R. Sanders	148,131,951	1,062,171	72,962	8,492,864
Dunia A. Shive	148,988,435	205,435	73,214	8,492,864
M. Anne Szostak	148,990,573	209,766	66,745	8,492,864
Larry D. Young	149,081,595	109,963	75,526	8,492,864

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2016.

At the Annual Meeting, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

For	Against	Abstentions
155,960,923	1,629,308	169,717

Proposal 3: An Advisory Vote on Approving Executive Compensation

At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
135,396,232	11,545,584	2,325,268	8,492,864

Proposal 4: Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation.

At the Annual Meeting, stockholders approved the proposed amendments to the Company’s Amended and Restated Certificate of Incorporation to be consistent with the interpretation of Section 141(k) of the Delaware General Corporation Law. The amendment became effective on May 19, 2016 upon filing of a certificate of amendment with the Secretary of State of Delaware. The proposal for the text of the amendment to the Amended and Restated Certificate of Incorporation was disclosed in the definitive proxy statement filed by the Company on March 29, 2016.

For	Against	Abstentions	Broker Non-Votes

148,890,854	111,446	264,784	8,492,864

Proposal 5: Stockholder Proposal Regarding a Comprehensive Recycling Strategy for Beverage Containers.

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding comprehensive strategy for beverage containers.

For	Against	Abstentions	Broker Non-Votes
54,961,983	90,639,373	3,665,728	8,492,864

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1 Certificate of Second Amendment to Amended and Restated Certificate of Incorporation of Dr Pepper Snapple Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

May 20, 2016	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Second Amendment to Amended and Restated Certificate of Incorporation of Dr Pepper Snapple Group, Inc.